EXHIBIT 10.19

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Assignment Agreement”), dated December [●], 2016, is made and entered into by and among Keane Group Holdings, LLC (“Holdings”), Keane Group, Inc. (“Keane”), and Kevin M. McDonald (the “Executive”) (each a “Party” and collectively the “Parties”).

WHEREAS, the Executive entered into an Employment Agreement with Holdings, dated as of October 20, 2016 (the “Employment Agreement”); and

WHEREAS, the Parties desire that Holdings assign its rights and obligations under the Employment Agreement to Keane, effective as of the date of the consummation of an initial public offering by Keane of its equity securities pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) under the Securities Act of 1933, as amended (such date, the “IPO Date”).

NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, effective as of the IPO Date the Parties hereby agree as follows:

1. Holdings assigns and transfers to Keane, and Keane assumes and agrees to be bound by and perform, all of Holdings’ rights and obligations under the Employment Agreement with no continuing obligation or liability of Holdings thereunder.

2. The Executive recognizes Keane as the successor-in-interest of Holdings under the Employment Agreement and releases Holdings from any obligation or liability under the Employment Agreement.

3. All references in the Employment Agreement to the “Company” shall be deemed to be references to Keane.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Assignment Agreement as of the day and year first above mentioned.

Keane Group Holdings, LLC

By:
Name:
Title:

Keane Group, Inc.

By:
Name:
Title:

EXECUTIVE:

Name: Kevin M. McDonald

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